PROJECT IMPACTS PROJECTS
(1984–PRESENT*)

$35.6B total economic benefits	$14.6B personal income including wages and benefits, with $7.4 billion for construction workers	$4.6B tax revenues ($1.5 billion state/local and $3.1 billion federal)
187.2M hours of on-site union construction work created	207.6K total jobs generated across communities	122.7K housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey
President, North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

* Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of September 30, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Insulators	1,179	2,371,270
Boilermakers	844	1,697,950
Bricklayers (including tile setters)	5,976	12,022,370
Carpenters	16,849	33,944,420
Cement Masons	3,549	7,070,380
Electrical Workers	14,053	28,257,190
Elevator Constructors	626	1,255,840
Ironworkers	2,667	5,365,370
Laborers	12,064	24,252,240
Operating Engineers	3,328	6,690,460
Other	6,887	13,844,420
Painters	7,380	14,840,820
Plumbers	10,244	20,597,720
Roofers	3,083	6,202,320
Sheet Metal Workers	2,938	5,908,190
Teamsters	1,423	2,862,070
Grand Total	93,091	187,183,030

*	Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of September 30, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.